UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2005

NEW CENTURY MORTGAGE SECURITIES LLC

(as depositor under an Indenture, dated as of June 24, 2005, providing for, inter alia, the issuance of Asset Backed Notes, Series 2005-3)

New Century Mortgage Securities LLC

(Exact name of registrant as specified in its charter)

Delaware	333-123395	41-2152421
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18400 Von Karman, Suite 1000 Irvine, California		92612
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (949) 863-7243

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Description of the Notes and the Mortgage Pool

New Century Mortgage Securities LLC (the “Registrant”) plans a series of notes, entitled New Century Home Equity Loan Trust 2005-3, Asset Backed Notes, Series 2005-3 (the “Notes”), to be issued pursuant to an indenture, dated as June 24, 2005, among New Century Home Equity Loan Trust 2005-3 as issuer and Deutsche Bank National Trust Company as indenture trustee. The Notes to be designated as the Series 2005-3 Notes will represent in the aggregate the entire beneficial ownership interest in a trust estate (the “Trust Estate”) consisting primarily of a pool (the “Mortgage Pool”) of conventional, one- to four-family, first lien and second lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”).

Collateral Term Sheets

Morgan Stanley & Co. Incorporated (the “Underwriter”) has advised the Registrant that it has furnished to certain prospective purchasers of Notes certain materials, herein referred to as “Collateral Term Sheets”, in written form, which Collateral Term Sheets are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Estate.

The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and will be superseded by a prospectus supplement relating to the Notes and by any other information subsequently filed with the Commission.

The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the prospectus supplement.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.
(a)	Not applicable
(b)	Not applicable
(c)	Exhibits:

Exhibit No.	Description
99.1

Collateral Term Sheets (as defined in Item 5) that have been provided by Morgan Stanley & Co. Incorporated to certain prospective purchasers of New Century Home Equity Loan Trust, Series 2005-3, Asset Backed Notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 23, 2005

NEW CENTURY MORTGAGE SECURITIES LLC

By:	/s/ Kevin Cloyd
Name:	Kevin Cloyd
Title:	Executive Vice President

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page
99.1

Collateral Term Sheets (as defined in Item 5) that have been provided by Morgan Stanley & Co. Incorporated to certain prospective purchasers of New Century Home Equity Loan Trust, Series 2005-3, Asset Backed Notes.

EXHIBIT 99.5

[FILED BY PAPER]